EXHIBIT 99

            GENUS REPORTS FOURTH QUARTER AND FISCAL YEAR 2003 RESULTS

SUNNYVALE, CALIF. - FEBRUARY 10, 2004 - Genus, Inc. (Nasdaq: GGNS) today reported financial results for its fourth quarter and twelve months ended December 31, 2003. Senior management will conduct an investor conference call to discuss these results and the company's financial outlook in more detail at 2 p.m. pacific time, Tuesday, February 10, 2004. Access information is provided below.

Net sales for the fourth quarter of 2003 were $15.3 million compared to net sales of $11.3 million for the same quarter of 2002, and up from $39.8 million for twelve months ended December 31, 2002 to $56.9 million for the twelve months ended December 31, 2003. The net income for the fourth quarter 2003 was $268,000 or $0.01 per basic and diluted share compared to net loss of $2.7 million or ($0.09) per share in the same quarter of 2002. The net loss for the twelve months ended December 31, 2003 was $3.5 million or ($0.11) per diluted share compared to a net loss of $11.6 million or ($0.43) per share for the twelve months ended December 31, 2002.

"We are beginning to see signs that the prolonged recession in the semiconductor equipment industry is over, with 2004 expected to be a growth year for the industry," commented Bill Elder, Genus chairman and CEO. "Genus' revenues grew over 40 percent in 2003 and ALD technology continued to gain traction in the semiconductor and data storage markets."

"With recent announcements of leading semiconductor and data storage companies increasing their capital expenditures, Genus' ALD technology is set to gain further acceptance with a renewed market confidence," Elder continued.

Gross margin as a percentage of revenues was 36 percent for the fourth quarter of 2003 compared to 23 percent for the same quarter of 2002. Gross margin as a percentage of revenues was 31 percent for the twelve months ended December 31, 2003 compared to 27 percent for the twelve months ended December 31, 2002. Operating expenses, including research and development, sales, and general and administrative expenses were $4.7 million or 31 percent of revenues in the fourth quarter of 2003, as compared to $4.3 million or 38 percent of revenues in the fourth quarter of 2002. Operating expenses, including research and development, sales, and general and administrative expenses were $19.3 million or 34 percent of revenues for the twelve months ended December 31, 2003, as compared to $20.6 million or 52 percent of revenues for the twelve months ended December 31, 2002.

Genus ended the fiscal year 2003 with cash and cash equivalents of $41.6 million, up from cash balance of $11.5 million at December 31, 2002. Cash net of short-term debt on December 31, 2003 was $34.9 million, up from $3.5 million on December 31, 2002.

CONFERENCE CALL INFORMATION

Genus plans to host an investor conference call on Tuesday, February 10, 2003, at 2 p.m. pacific time, featuring remarks by Bill Elder, chairman and chief executive officer, and Shum Mukherjee, executive vice president finance and chief financial officer, followed by a live question and answer session. The call will be accessible live by dialing 888-803-6692 and referencing call number 5356666.


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The conference call will also be broadcast live over the Internet at
www.genus.com.  A replay of the call will be available for 48 hours, beginning
-------------
two hours after the call, by dialing 800-642-1687 or 706-645-9291 and entering access code 5356666. A webcast replay will be available at www.genus.com for
                                                           -------------
31 days after the conference call.

ABOUT GENUS
Genus, Inc. manufactures critical deposition processing products for the global semiconductor industry and the data storage industry. To enable the production of intricate micro computer chips and electronic storage devices, Genus offers its STRATAGEM and LYNX series production-proven equipment for 200mm and 300mm semiconductor production, and offers thin film deposition products for chemical vapor deposition (CVD), atomic layer deposition (ALD), and pre-clean capabilities. Genus is at the forefront of market and technology developments in the ALD marketplace, which is gaining acceptance worldwide as a critical technology for sub 0.13-micron production of computer chips and electronic storage devices. Genus' customers include semiconductor manufacturers located throughout the United States, Europe and the Pacific Rim including Korea, Japan and Taiwan. Founded in 1981, the company is headquartered in Sunnyvale, California. For additional information visit Genus' web site at www.genus.com.
                                                                -------------
STRATAGEM, LYNX2(R) and LYNX3(TM)  are trademarks of Genus, Inc.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements regarding the company's future financial and business performance. These forward-looking statements are subject to a number of risks and uncertainties. These contingencies include but are not limited to: actual customer orders received by the company, the extent to which ALD technology is demanded by the marketplace, the actual number of customer orders received by the company, the timing of final acceptance of products by customers, the financial climate and accessibility to financing, general conditions in the thin film equipment market and in the macro-economy, and the influence of global political events. Genus assumes no obligation to update this information. Additional risks and uncertainties are discussed in the Management's Discussion and Analysis of Results of Operations contained in Genus' Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed with the Securities and Exchange Commission.

     COMPANY CONTACT:
     Shum Mukherjee
     Genus, Inc.
     Tel:  (408) 747-7120 Ext. 1311
     Email:  smukherjee@genus.com
             --------------------

- Tables to Follow -


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
                               GENUS, INC. AND SUBSIDIARIES
               CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                          (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                 THREE MONTHS ENDED     YEAR  ENDED
                                                    DECEMBER 31,        DECEMBER 31,
                                                   2003      2002      2003      2002
                                                 --------  --------  --------  ---------
Net sales . . . . . . . . . . . . . . . . . . .  $15,320   $11,280   $56,861   $ 39,767
Costs and expenses:
  Cost of goods sold. . . . . . . . . . . . . .    9,811     8,680    39,249     29,143
  Research and development. . . . . . . . . . .    1,839     1,932     7,597      8,011
  Selling, general and administrative . . . . .    2,899     2,392    11,741     12,621
                                                 --------  --------  --------  ---------
Income (loss) from operations . . . . . . . . .      771    (1,724)   (1,726)   (10,008)

Other expenses, net . . . . . . . . . . . . . .     (331)     (581)   (1,565)    (1,074)
                                                 --------  --------  --------  ---------
Income (loss) before income taxes . . . . . . .      440    (2,305)   (3,291)   (11,082)

Provision for income taxes. . . . . . . . . . .      172       379       228        538
                                                 --------  --------  --------  ---------
Net Income (loss) . . . . . . . . . . . . . . .  $   268   $(2,684)  $(3,519)  $(11,620)
                                                 ========  ========  ========  =========

Net Income (loss) per share:
  Basic . . . . . . . . . . . . . . . . . . . .  $  0.01   $ (0.09)  $ (0.11)  $  (0.43)
  Diluted . . . . . . . . . . . . . . . . . . .  $  0.01   $ (0.09)  $ (0.11)  $  (0.43)

Shares used in per share calculation - basic. .   36,288    28,008    31,303     26,934
                                                 ========  ========  ========  =========
Shares used in per share calculation - diluted.   37,047    28,008    31,303     26,934
                                                 ========  ========  ========  =========


                                    - more -

                                               GENUS, INC. AND SUBSIDIARIES
                                    CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

                                                      (IN THOUSANDS)

                                                                                            DECEMBER 31,    DECEMBER 31,
                                                                                                2003            2002
                                                                                           --------------  --------------
ASSETS
Current Assets:
 Cash and cash equivalents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $      41,608   $      11,546
 Accounts receivable (net of allowance for doubtful
   accounts of $0 in 2003 and $69 in 2002). . . . . . . . . . . . . . . . . . . . . . . .          9,606           7,505
 Inventories. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,783          11,405
 Other current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            854           1,336
                                                                                           --------------  --------------
   Total current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         61,851          31,792
 Equipment, furniture and fixtures, net . . . . . . . . . . . . . . . . . . . . . . . . .          8,748           8,661
 Other assets, net. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,169           1,057
                                                                                           --------------  --------------
   Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $      71,768   $      41,510
                                                                                           ==============  ==============

LIABILITIES
Current Liabilities:
 Short-term bank borrowings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $       6,500   $       7,813
 Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,956           6,498
 Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,130           3,064
 Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            331           2,713
 Customer advances. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            372           1,809
 Long-term liabilities, current portion . . . . . . . . . . . . . . . . . . . . . . . . .            249             245
                                                                                           --------------  --------------
   Total current liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         16,538          22,142

 Convertible notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,806           5,301
 Long-term liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              -             270
                                                                                           --------------  --------------
   Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         22,344          27,713
                                                                                           --------------  --------------


SHAREHOLDERS' EQUITY
Common stock, no par value:
 Authorized 100,000 shares on December 31, 2003; and 50,000 shares on December 31, 2002;
   Issued and outstanding 39,554 shares in
   2003 and 28,621 in 2002. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        163,061         123,890
 Accumulated deficit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (111,328)       (107,809)
 Note receivable from shareholder . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (187)           (151)
 Accumulated other comprehensive loss . . . . . . . . . . . . . . . . . . . . . . . . . .         (2,122)         (2,133)
                                                                                           --------------  --------------
   Total shareholders' equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         49,424          13,797
                                                                                           --------------  --------------
   Total liabilities and shareholders' equity . . . . . . . . . . . . . . . . . . . . . .  $      71,768   $      41,510
                                                                                           ==============  ==============


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